SUPPLEMENT TO PROSPECTUS
The date of this supplement is July 15, 2016.

MFS® Institutional Trust:

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND
MFS® INSTITUTIONAL LARGE CAP VALUE FUND

Effective after the close of business on July 15, 2016, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on mfs.com (once you have selected "Institutions & Consultants" as your role and agreed to the terms and conditions, click on "Products & Services," and select the fund's name, and then the "Characteristics" tab):

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